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                                                                    EXHIBIT 23.4





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the use in this Registration Statement on Form S-4 of our report, dated February 10, 1995, relating to the consolidated financial statements of The First National Bankshares of Henry County, Inc. and to the reference of our Firm under the caption "Experts" in the Prospectus.



                                                     Mauldin & Jenkins



Atlanta, Georgia
February 15, 1996